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                                   EXHIBIT 23

                             CONSENT OF INDEPENDENT

                          CERTIFIED PUBLIC ACCOUNTANTS


Nutrition for Life International, Inc.
Houston, Texas

We hereby consent to the incorporation by reference in the Registration Statement Form S-8 of our report dated December 29, 1998 relating to the consolidated financial statements and schedules of Nutrition for Life International, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended September 30, 1998.

Houston, Texas                                BDO SEIDMAN, LLP
January 12, 1999